Exhibit 99.2

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF INCOME - GAAP

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 1a

	2013	2012					% Change
	1Q	1Q	2Q	3Q	4Q	Full Year	1Q
Sales	$10,671	$11,731	$12,311	$11,488	$11,738	$47,267	-9%
Costs, Expenses and Other
Materials and production	3,959	4,037	4,112	4,137	4,160	16,446	-2%
Marketing and administrative	2,987	3,074	3,249	3,063	3,390	12,776	-3%
Research and development	1,907	1,862	2,165	1,918	2,224	8,168	2%
Restructuring costs	119	219	144	110	191	664	-46%
Equity income from affiliates	(133)	(110)	(142)	(158)	(231)	(642)	21%
Other (income) expense, net	282	142	103	200	669	1,116	99%

Income Before Taxes	1,550	2,507	2,680	2,218	1,335	8,739	-38%
Income Tax (Benefit) Provision	(66)	740	860	455	385	2,440
Net Income	1,616	1,767	1,820	1,763	950	6,299	-9%
Less: Net Income Attributable to Noncontrolling Interests	23	29	27	34	42	131
Net Income Attributable to Merck & Co., Inc.	$1,593	$1,738	$1,793	$1,729	$908	$6,168	-8%
Earnings per Common Share Assuming Dilution	$0.52	$0.56	$0.58	$0.56	$0.30	$2.00	-7%

Average Shares Outstanding Assuming Dilution	3,053	3,074	3,072	3,079	3,074	3,076
Tax Rate	-4.3%	29.5%	32.1%	20.5%	28.8%	27.9%

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF INCOME

GAAP TO NON-GAAP RECONCILIATION

FIRST QUARTER 2012

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2b

	GAAP	Acquisition- Related Costs (1)	Restructuring Costs (2)	Adjustment Subtotal		Non-GAAP
Sales	$11,731					$11,731
Costs, Expenses and Other
Materials and production	4,037	1,229	5	1,234		2,803
Marketing and administrative	3,074	51	24	75		2,999
Research and development	1,862	9	45	54		1,808
Restructuring costs	219		219	219		—
Equity income from affiliates	(110)					(110)
Other (income) expense, net	142					142
Income Before Taxes	2,507	(1,289)	(293)	(1,582)		4,089
Taxes on Income	740			(276	)(3)	1,016
Net Income	1,767			(1,306)		3,073
Less: Net Income Attributable to Noncontrolling Interests	29					29
Net Income Attributable to Merck & Co., Inc.	$1,738			(1,306)		$3,044
Earnings per Common Share Assuming Dilution	$0.56					$0.99
Average Shares Outstanding Assuming Dilution	3,074					3,074
Tax Rate	29.5%					24.8%

Merck is providing non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends.  Management believes that providing this information enhances investors’ understanding of the company’s performance.  This information should be considered in addition to, but not in lieu of, information prepared in accordance with GAAP.

(1) Amounts included in materials and production costs reflect expenses for the amortization of intangible assets recognized as a result of mergers and acquisitions.  Amounts included in marketing and administrative expenses reflect merger integration costs.  Amounts included in research and development expenses represent in-process research and development (“IPR&D”) impairment charges.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to actions under the company’s formal restructuring programs.

(3) Represents the estimated tax impact on the reconciling items.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

FIRST QUARTER 2013

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3a

	Global			U.S.			International
	1Q13	1Q12	% Change	1Q13	1Q12	% Change	1Q13	1Q12	% Change

TOTAL SALES (1)	$10,671	$11,731	-9	$4,215	$5,009	-16	$6,457	$6,721	-4

PHARMACEUTICAL	8,891	10,082	-12	3,256	4,189	-22	5,635	5,892	-4

Primary Care and Women’s Health

Cardiovascular
Zetia	629	614	2	334	309	8	295	305	-3
Vytorin	394	444	-11	156	189	-17	238	255	-7

Diabetes & Obesity
Januvia	884	919	-4	462	493	-6	422	427	-1
Janumet	409	392	4	197	202	-2	212	190	11

Respiratory
Nasonex	385	375	3	150	161	-7	235	213	10
Singulair	337	1,340	-75	1	876	*	336	464	-28
Dulera	68	39	76	66	38	74	3	1	*
Asmanex	40	48	-16	34	44	-21	6	5	31

Women’s Health & Endocrine
NuvaRing	151	146	4	89	83	8	62	63	-2
Fosamax	137	184	-26	5	7	-32	132	177	-26
Follistim AQ	122	116	5	41	38	7	81	78	4
Implanon	84	76	12	42	31	37	42	45	-6
Cerazette	61	67	-9				61	67	-9

Other
Arcoxia	121	112	8				121	112	8
Avelox	36	73	-51	33	70	-52	2	3	-21

Hospital and Specialty
Immunology
Remicade	549	519	6				549	519	6
Simponi	108	74	46				108	74	46

Infectious Disease
Isentress	362	337	8	187	186	1	175	150	16
Cancidas	162	145	12	7	8	-18	156	137	13
PegIntron	126	162	-23	9	32	-72	117	130	-10
Victrelis	110	111	-1	37	67	-46	73	44	67
Invanz	110	101	9	54	51	6	57	50	13
Noxafil	65	59	11	18	15	22	47	44	7

Oncology
Temodar	216	237	-9	108	105	3	108	132	-18
Emend	116	102	14	66	63	5	50	39	28

Other
Cosopt / Trusopt	105	124	-15	4	3	14	102	120	-16
Bridion	63	58	8				63	58	8
Integrilin	47	53	-11	43	49	-11	4	4	-8

Diversified Brands
Cozaar / Hyzaar	267	336	-21	11	5	*	256	332	-23
Primaxin	84	88	-5	4	4	-19	80	84	-4
Zocor	82	103	-20	6	6	-8	76	96	-21
Claritin Rx	76	87	-13				76	87	-13
Propecia	68	108	-37	6	32	-80	62	76	-19
Clarinex	61	134	-55	6	51	-89	55	82	-33
Remeron	52	57	-8	1	1	-4	51	56	-8
Maxalt	40	156	-74	9	112	-92	32	44	-27
Proscar	39	51	-23	1	1	*	38	51	-25

Vaccines
Gardasil	390	284	37	247	174	42	142	110	29
ProQuad, M-M-R II and Varivax	272	255	7	246	228	8	26	27	-1
Zostavax	168	76	*	152	67	*	16	9	76
RotaTeq	162	142	14	130	108	21	32	34	-6
Pneumovax 23	111	112	-1	86	73	19	25	39	-37

Other Pharmaceutical (2)	1,022	1,066	-4	208	207		811	859	-6

ANIMAL HEALTH	840	821	2	231	193	19	609	627	-3

CONSUMER CARE	571	554	3	400	383	4	171	171	--
Claritin OTC	177	169	5	146	137	7	31	33	-4

Other Revenues (3)	369	274	34	328	243	35	41	31	31
Astra	262	186	41	262	186	41

* 100% or greater

(1)    Only select products are shown.

(2)    Includes Pharmaceutical products not individually shown above.  Other Vaccines sales included in Other Pharmaceutical were $53 million and $60 million on a global basis for first quarter 2013 and 2012, respectively.

(3)    Other revenues are primarily comprised of alliance revenue, miscellaneous corporate revenues and third party manufacturing sales.

MERCK & CO., INC.

PHARMACEUTICAL GEOGRAPHIC SALES

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3b

							% Change
	1Q13	1Q12	2Q12	3Q12	4Q12	Full Year	1Q

TOTAL PHARMACEUTICAL	$8,891	$10,082	$10,560	$9,875	$10,085	$40,601	-12

United States	3,256	4,189	4,633	4,304	3,915	17,041	-22
% Pharmaceutical Sales	36.6%	41.6%	43.9%	43.6%	38.8%	42.0%

Europe (1)	2,465	2,558	2,540	2,210	2,441	9,750	-4
% Pharmaceutical Sales	27.7%	25.4%	24.1%	22.4%	24.2%	24.0%

Japan	1,034	1,267	1,199	1,124	1,388	4,978	-18
% Pharmaceutical Sales	11.6%	12.6%	11.4%	11.4%	13.8%	12.3%

Latin America	596	627	668	715	742	2,752	-5
% Pharmaceutical Sales	6.7%	6.2%	6.3%	7.2%	7.4%	6.8%

Asia Pacific	822	762	787	846	864	3,259	8
% Pharmaceutical Sales	9.2%	7.6%	7.4%	8.6%	8.6%	8.0%

China	271	221	262	262	298	1,044	23

Eastern Europe/Middle East Africa	439	361	441	366	416	1,584	21
% Pharmaceutical Sales	4.9%	3.6%	4.2%	3.7%	4.1%	3.9%

Canada	245	264	236	257	276	1,034	-7
% Pharmaceutical Sales	2.8%	2.6%	2.2%	2.6%	2.7%	2.5%

Other	34	53	56	52	42	203	-35
% Pharmaceutical Sales	0.4%	0.5%	0.5%	0.5%	0.4%	0.5%

(1)       Europe primarily represents all European Union countries and the European Union accession markets.

MERCK & CO., INC.

FIRST QUARTER 2013

EQUITY INCOME / JV SALES / OTHER (INCOME) EXPENSE - GAAP

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 4

EQUITY INCOME FROM AFFILIATES

	1Q13	1Q12
ASTRAZENECA LP	$125	$113
Other (1)	8	(3)
TOTAL	$133	$110

(1) Includes results for Sanofi Pasteur MSD.

SANOFI PASTEUR MSD JOINT VENTURE SALES DETAIL

All sales reported here are end-market JV sales, presented on a “NET” basis.

	1Q13	1Q12
GARDASIL	$73	$55
OTHER VIRAL VACCINES	29	25
ROTATEQ	14	11
HEPATITIS VACCINES	8	9
Other Vaccines	106	106
TOTAL SANOFI PASTEUR MSD SALES	$230	$206

OTHER (INCOME) EXPENSE, NET

	1Q13	1Q12
INTEREST INCOME (1)	$(57)	$(55)
INTEREST EXPENSE (1)	184	175
EXCHANGE LOSSES	212	67
Other, net	(57)	(45)
TOTAL	$282	$142

(1) Prior period amounts reflect reclassifications to conform to the current period presentation.